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                                  EXHIBIT 24.1
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of National Processing, Inc., an Ohio corporation, hereby constitutes and appoints Robert E. Showalter, Jim W. Cate, Louis C. Parker, III, David L. Zoeller and Carlton E. Langer, and each of them, as the true and lawful attorney and attorneys-in-fact, with full power of substitution and revocation, for the Corporation and in the name, place and stead of the Corporation, to sign on behalf of the Corporation an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, pursuant to Section 13 of the Securities Exchange Act of 1934 thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         The Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 24th day of March, 1997.

/s/ Robert E. Showalter                                       /s/ William R. Robertson
----------------------------------                            ----------------------------------
Robert E. Showalter                                           William R. Robertson
President, Chief Executive Officer                            Chairman of the Board and Director
  and Director
(Principal Executive Officer)


/s/ Jim W. Cate                                               /s/ Robert G. Siefers
----------------------------------                            ----------------------------------
Jim W. Cate                                                   Robert G. Siefers
Chief Financial Officer                                       Director
(Principal Financial Officer)
                                                              /s/ James R. Bell, III
                                                              ----------------------------------
                                                              James R. Bell, III
                                                              Director

/s/ Delroy R. Hayunga                                         /s/ Christos M. Cotsakos
----------------------------------                            ----------------------------------
Delroy R. Hayunga                                             Christos M. Cotsakos
Director                                                      Director


/s/ Aureliano Gonzalez-Baz                                    /s/ Preston B. Heller, Jr.
----------------------------------                            ----------------------------------
Aureliano Gonzalez-Baz                                        Preston B. Heller, Jr.
Director                                                      Director